UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2005
PINNACLE FINANCIAL PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-31225	62-1812853
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

211 Commerce Street, Suite 300
Nashville, Tennessee	37201
(Address of Principal Executive Offices)	(Zip Code)
(615) 744-3700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) On July 15, 2005, Linda Rebrovick notified the Chairman of the Human Resources and Nominating Committee of the Board of Directors of Pinnacle Financial Partners, Inc. (the “Company”) that, due to her new position and responsibilities with her new employer, she intended to resign from the board of directors of the Company at a future date. Ms. Rebrovick subsequently advised the Company on August 1, 2005 that her resignation would be effective on August 1, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
By:	/s/ Robert A. McCabe, Jr.
Robert A. McCabe, Jr.
Chairman

Date: August 2, 2005

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